                                                                    Exhibit 99.2

                      CIT Equipment Collateral - 2005-EF1
                            Monthly Servicing Report


                                    Determination Date:                11/17/05
                                     Collection Period:                10/31/05
                                          Payment Date:                11/21/05

     I. AVAILABLE FUNDS

        A.  Available Pledged Revenues

            a.   Scheduled Payments Received                                                                          15,052,920.04
            b.   Liquidation Proceeds Allocated to Owner Trust                                                                 0.00
            c.   Required Payoff Amounts of Prepaid Contracts                                                          2,164,175.63
            d.   Required Payoff Amounts of Purchased Contracts                                                                0.00
            e.   Proceeds of Clean-up Call                                                                                     0.00
            f.   Investment Earnings on Collection Account and Note Distribution Account                                     100.76
                                                                                                                      --------------

                                                                Total Available Pledged Revenues =                    17,217,196.43

        B.  Determination of Available Funds

            a.   Total Available Pledged Revenues                                                                     17,217,196.43
            b.   Servicer Advances                                                                                     1,170,312.38
            c.   Recoveries of prior Servicer Advances                                                               (1,149,540.98)
            d.   Withdrawal from Reserve Account                                                                               0.00
            e.   Receipt from Class A-4 Swap Counterparty                                                                      0.00
                                                                                                                      --------------

                                                                Total Available Funds =                               17,237,967.83



    II. DISTRIBUTION AMOUNTS

        A.  COLLECTION ACCOUNT DISTRIBUTIONS

             1.  Servicing Fee                                                                                           339,433.88

             2.  Class A-1 Note Interest Distribution                                                341,933.97
                 Class A-1 Note Principal Distribution                                            14,929,499.19
                             Aggregate Class A-1 distribution                                                         15,271,433.16

             3.  Class A-2 Note Interest Distribution                                                404,916.67
                 Class A-2 Note Principal Distribution                                                     0.00
                             Aggregate Class A-2 distribution                                                            404,916.67

             4.  Class A-3 Note Interest Distribution                                                696,150.00
                 Class A-3 Note Principal Distribution                                                     0.00
                             Aggregate Class A-3 distribution                                                            696,150.00

             5.  Class A-4 Note Interest Distribution                                                294,830.22
                 Class A-4 Note Principal Distribution                                                     0.00
                             Aggregate Class A-4 distribution                                                            294,830.22

             6.  Class B Note Interest Distribution                                                   48,599.35
                 Class B Note Principal Distribution                                                       0.00
                               Aggregate Class B distribution                                                             48,599.35

             7.  Class C Note Interest Distribution                                                   79,865.83
                 Class C Note Principal Distribution                                                       0.00
                               Aggregate Class C distribution                                                             79,865.83

             8.  Class D Note Interest Distribution                                                   90,222.12
                 Class D Note Principal Distribution                                                       0.00
                               Aggregate Class D distribution                                                             90,222.12

             9.  Payment due to the Class A-4 Swap Counterparty                                                           12,516.60

            10.  Deposit to the Reserve Account                                                                                0.00

            11.  To the holder of the equity certificate                                                                       0.00


                                                                Collection Account Distributions =                    17,237,967.83
                                                                                                                      ==============

        B.  RESERVE ACCOUNT DISTRIBUTIONS

             1.  Withdrawal from the Reserve Account                                                                           0.00

             2.  Release of Excess from the Reserve Account                                                               33,193.80
                                                                                                                      --------------

                                                                Reserve Account Distributions =                           33,193.80
                                                                                                                      ==============


                                                                                                                      --------------
        C. INCORRECT DEPOSITS                                                                                                  0.00
                                                                                                                      ==============

   III.    INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES


                 ---------------------------------------------------------------------------------------------
                        Distribution            Class A-1       Class A-2        Class A-3      Class A-4
                          Amounts                 Notes           Notes            Notes          Notes
                 ---------------------------------------------------------------------------------------------
             1.          Interest Due             341,933.97      404,916.67      696,150.00      294,830.22
             2.          Interest Paid            341,933.97      404,916.67      696,150.00      294,830.22
             3.       Interest Shortfall                0.00            0.00            0.00            0.00
                        ((1) minus (2))
             4.         Principal Paid         14,929,499.19            0.00            0.00            0.00

             5.    Total Distribution Amount   15,271,433.16      404,916.67      696,150.00      294,830.22
                        ((2) plus (4))



                 ---------------------------------------------------------------------------------------------
                        Distribution              Class B           Class C         Class D    Total Offered
                          Amounts                  Notes             Notes           Notes         Notes
                 ---------------------------------------------------------------------------------------------
             1.          Interest Due              48,599.35       79,865.83       90,222.12    1,956,518.16
             2.          Interest Paid             48,599.35       79,865.83       90,222.12    1,956,518.16
             3.       Interest Shortfall                0.00            0.00            0.00            0.00
                       ((1) minus (2))
             4.        Principal Paid                   0.00            0.00            0.00   14,929,499.19

             5.    Total Distribution Amount       48,599.35       79,865.83       90,222.12   16,886,017.35
                        ((2) plus (4))



    IV.   Information Regarding the Securities

        A   Summary of Balance Information

                 -------------------------------------------------------------------------------------------------------------------
                                               Applicable   Principal Balance   Class Factor  Principal Balance     Class Factor
                          Class                  Coupon          Nov-05            Nov-05         Oct-05              Oct-05
                                                  Rate        Payment Date      Payment Date   Payment Date        Payment Date
                 -------------------------------------------------------------------------------------------------------------------
             a.       Class A-1 Notes                3.8520%   84,934,393.03         0.55878   99,863,892.22         0.65700
             b.       Class A-2 Notes                4.3000%  113,000,000.00         1.00000  113,000,000.00         1.00000
             c.       Class A-3 Notes                4.4200%  189,000,000.00         1.00000  189,000,000.00         1.00000
             d.       Class A-4 Notes                4.0400%   82,100,000.00         1.00000   82,100,000.00         1.00000
             e.        Class B Notes                 4.7100%   12,382,000.00         1.00000   12,382,000.00         1.00000
             f.        Class C Notes                 4.7800%   20,050,000.00         1.00000   20,050,000.00         1.00000
             g.        Class D Notes                 5.1000%   21,228,735.00         1.00000   21,228,735.00         1.00000

             h.                  Total Offered Notes          522,695,128.03                  537,624,627.22



     V. PRINCIPAL

        A.  MONTHLY PRINCIPAL AMOUNT

             1.  Principal Balance of Notes and Equity Certificates           537,624,627.22
                 (End of Prior Collection Period)
             2.  Contract Pool Principal Balance (End of Collection Period)   528,988,529.54
                                                                              --------------

                               Total monthly principal amount                   8,636,097.68


    VI. CONTRACT POOL DATA

        A.  CONTRACT POOL CHARACTERISTICS

                                                                       -----------------------------------------------------------
                                                                        Original                 Nov-05           Oct-05
                                                                          Pool                Payment Date     Payment Date
                                                                       -----------------------------------------------------------
             1.  a.  Contract Pool Principal Balance (active contracts)       589,760,735.00  528,770,198.53    543,040,839.01
                 b.  Positive Rent Due (active contracts)                                       2,817,726.42      2,796,955.02
                                                                       -----------------------------------------------------------
                 c.  Required Payoff Amount (active contracts)                589,760,735.00  531,587,924.95    545,837,794.03

                 d.  Required Payoff Amount (unliquidated defaults)                               218,331.01         53,364.54
                                                                       -----------------------------------------------------------
                 e.  Total Required Payoff Amount                             589,760,735.00  531,806,255.96    545,891,158.57
                                                                       ===========================================================

             2.  No of Contracts                                                       5,635           5,479             5,513

             3.  Weighted Average Remaining Term                                        49.0            45.6              46.5

             4. Weighted Average Original Term                                          55.9

        B.  DELINQUENCY INFORMATION

                                                       ------------------------------------------------------
                                                          % of
                                                                                  No. Of          Required
                                                       Contracts      % of RPA   Accounts       Payoff Amount
                                                       ------------------------------------------------------
             1.  Current                                 98.90%        98.86%        5,419    525,751,965.79
                 31-60 days                              0.60%          0.76%           33      4,038,591.77
                 61-90 days                              0.27%          0.21%           15      1,132,209.74
                 91-120 days                             0.11%          0.10%            6        531,803.34
                 121-150 days                            0.04%          0.03%            2        133,354.31
                 151-180 days                            0.00%          0.00%            0              0.00
                 180+ days                               0.00%          0.00%            0              0.00
                                                       ------------------------------------------------------
                 Subtotal - Active Accounts              99.93%        99.96%        5,475    531,587,924.95

                 Remaining RPA - Unliquidated Defaults   0.07%          0.04%            4        218,331.01
                                                       ------------------------------------------------------
                 Total Delinquency                       100.0%        100.0%        5,479    531,806,255.96
                                                       ======================================================

             2. Delinquent Scheduled Payments:

                 Beginning of Collection Period                               2,796,955.02
                 End of Collection Period                                     2,817,726.42
                                                                              ------------

                          Change in Delinquent Scheduled Payments                20,771.40

        C.  DEFAULTED CONTRACT INFORMATION

            1. A) Reported Loss Information

                                                               ------------------------------------------------------------
                                                                        Current Period                  Cumulative
                                                               ------------------------------------------------------------
                                                                     Amount      % of ICPB       Amount           % of ICPB
                                                               ------------------------------------------------------------
                 Defaulted Valuation Amount                         176,137.49       0.03%        234,459.73          0.04%
                 Cash Collected on Defaulted Contracts                    0.00       0.00%              0.00          0.00%
                                                               ------------------------------------------------------------
                 Net Loss Amount                                    176,137.49       0.03%        234,459.73          0.04%
                                                               ============================================================

               B) Cumulative Loss Trigger Percentage                                                                  2.00%
                  Cumulative Loss Trigger in Effect                                                                     NO

            2. Supplemental Information on Unliquidated Defaulted Contracts

                 Required Payoff Amount at time of Default                      452,790.72
                 Initial Defaulted Valuation Amount                             234,459.73
                 Cash Collected on Defaulted Contracts                                0.00
                 Cash Collections in Excess of Remaining Required Payoff Amount       0.00
                                                                                ----------
                 Remaining Required Payoff Amount of Defaulted Contracts        218,331.01
                                                                                ==========
                 Initial Valuation as a % of Required Payoff Amount
                  at time of Default                                                51.78%
                 Remaining Balance % of Required Payoff Amount
                  at time of Default                                                48.22%


            3. Supplemental Information on Liquidated Contracts

                                                               ------------------------------------------------------------
                                                                        Current Period                  Cumulative
                                                               ------------------------------------------------------------
                                                                     Amount      % of ICPB       Amount           % of ICPB
                                                               ------------------------------------------------------------
                 Required Payoff Amount at time of Default                0.00       0.00%              0.00          0.00%
                 Cash Collected on Liquidated Contracts                   0.00       0.00%              0.00          0.00%
                                                               ------------------------------------------------------------
                 Net Loss Amount on Liquidated Contracts                  0.00       0.00%              0.00          0.00%
                                                               ============================================================
                 Loss Severity Percentage                                0.00%                         0.00%
                 Number of Contracts                                         0                             0
                 % of Original Contracts                                 0.00%                         0.00%

   VII. INFORMATION REGARDING THE CREDIT ENHANCEMENT


        A.  RESERVE ACCOUNT

             1. Opening Reserve Account Balance                                                 11,205,454.00

             2. Investment Earnings                                                                 33,193.80

             3.  Deposit from the Collection Account                                                     0.00

             4.  Withdrawals from the Reserve Account                                                    0.00

             5   Release of Reserve Account Surplus                                                (33,193.80)

             6.  Ending Reserve Account Balance                                 2.12%           11,205,454.00

             7. Available amount                                                                11,205,454.00

             8. Required Reserve Account Amount                                                 11,205,454.00

             9. Reserve Account Surplus/ (Shortfall)                                                     0.00



        B.  OVERCOLLATERALIZATION

            1.  Beginning Overcollateralization Amount                          1.01%            5,469,576.33

            2.  Ending Overcollateralization Amount                             1.19%            6,293,401.51

            3.  Targeted Overcollateralization Amount                           1.88%            9,954,087.18


        C.  CREDIT ENHANCEMENT

            1.  Available Credit Enhancement                                    3.31%           17,498,855.51

            2.  Required Credit Enhancement                                     4.00%           21,159,541.18


  VIII. MISCELLANEOUS INFORMATION

        A.  SERVICER ADVANCE BALANCE

             1.  Opening Servicer Advance Balance                       2,796,955.02
             2.  Current Period Servicer Advance                        1,170,312.38
             3.  Recoveries of prior Servicer Advances                 (1,149,540.98)
                                                                       --------------
             4. Ending Servicer Advance Balance                         2,817,726.42


        D.  OTHER RELATED INFORMATION

             1.  Life to Date Prepayment (CPR)                                  6.95%

DELINQUENCY ANALYSIS AND LTD CPR HISTORY

------------------------------------------------------------------------------------------------------------------------------------
                                 % of                   % of                    % of                   % of
                                 Aggregate              Aggregate               Aggregate              Aggregate
                                 Required Payoff        Required Payoff         Required Payoff        Required Payoff
                                 Amounts                Amounts                 Amounts                Amounts
    Collection
       Periods                   31-60 Days Past Due    61-90 Days Past Due     91-120 Days Past Due   120+ Days Past Due  LTD CPR
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                  10/31/05               0.76%                   0.21%                  0.10%                   0.03%       6.95%
                  09/30/05               0.59%                   0.12%                  0.02%                   0.00%       7.47%
                  08/31/05               0.29%                   0.02%                  0.00%                    0%         8.71%
------------------------------------------------------------------------------------------------------------------------------------


                                 NET LOSS HISTORY

                                 ----------------------------------------------------------------------
                                       Collection                 Net                    Net
                                         Month              Loss Percentage             Losses
                                 ----------------------------------------------------------------------

                                 ----------------------------------------------------------------------
                                       10/31/2005                0.03%                176,137.49
                                       9/30/2005                 0.01%                58,322.24
                                       8/31/2005                 0.00%                   0.00
                                 ----------------------------------------------------------------------